SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) May 4, 2004
                                                          ------------


                         Progenics Pharmaceuticals, Inc.
                 -----------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                     000-23143                 13-3379479
----------------------------          -----------              -------------
(State or other jurisdiction          (Commission              (IRS Employer
     of incorporation)                File Number)           Identification No.)



        777 Old Saw Mill River Road, Tarrytown, New York      10591
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          (Address of principal executive offices)          (Zip Code)


        Registrant's telephone number, including area code (914) 789-2800
                                                          ----------------


           ---------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 7.  Financial Statements and Exhibits

(c)  Exhibits

      Exhibit 99.1                  Description
                           Press Release dated May 4, 2004 (filed herewith).


Item 9. Regulation FD Disclosure.

         On May 4, 2004, Progenics Pharmaceuticals, Inc. issued a press release announcing the initiation of a phase 1 clinical trial of its investigational drug PRO 140, a humanized monoclonal antibody viral-entry inhibitor, designed to prevent HIV (human immunodeficiency virus, the causative agent of AIDS) from gaining access to healthy cells of the human immune system by blocking the CCR5 coreceptor, one of the principal portals HIV uses to enter cells. A copy of the press release is attached as Exhibit 99.1.

         The information furnished pursuant to Item 9 in this Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless we specifically incorporate it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. We undertake no duty or obligation to publicly update or revise the information furnished pursuant to Item 9 in this Form 8-K.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PROGENICS PHARMACEUTICALS, INC.


                          By:  /s/ PHILIP K. YACHMETZ
                             -----------------------------------------
                                   Philip K. Yachmetz
                                   Vice President, General Counsel and Secretary


Date:  May 4, 2004